UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2018

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code (201) 816-8900

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events

On January 11, 2018, the Registrant issued the investor presentation attached to this report as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 -- Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2018	CONNECTONE BANCORP, INC.
Registrant

	By:	/s/ William S. Burns
William S. Burns
Executive Vice President/
Chief Financial Officer